UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

FTAC EMERALD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41168	86-2170416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FLDDU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	FLD	NASDAQ Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock	FLDDW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2024, FTAC Emerald Acquisition Corp. (“we,” “us” or “FTAC Emerald”) issued a promissory note (the “Promissory Note”) to Frontier SPV, LLC (the “Lender”), an affiliate of FTAC Emerald’s sponsors. Pursuant to the Promissory Note, the Lender agreed to loan us an aggregate principal amount of $973,116.44, which was used to satisfy the Company’s excise tax liability. The Promissory Note is non-interest bearing and all outstanding amounts under the Promissory Note will be due on the date on which we consummate a business combination (the “Maturity Date”). If we do not consummate a business combination, we may use a portion of any funds held outside the trust account into which we have placed the proceeds of our initial public offering (the “IPO”) to repay the Promissory Note; however, no proceeds from the trust account may be used for such repayment. If such funds are insufficient to repay the Promissory Note, the unpaid amounts would be forgiven. No portion of the amounts outstanding under the Promissory Note may be converted into units or shares. On October 31, 2024, we borrowed the full amount under the Promissory Note.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Important Information About the Proposed Business Combination and Where to Find It

This document relates to a proposed transaction between Fold, Inc. (“Fold”) and FTAC Emerald. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The parties have filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of FTAC Emerald, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all FTAC Emerald stockholders. FTAC Emerald also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of FTAC Emerald are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FTAC Emerald through the website maintained by the SEC at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: FTAC Emerald Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, or by emailing info@cohencircle.com.

Participants in the Solicitation

Fold and FTAC Emerald and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FTAC Emerald’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of FTAC Emerald and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

The information in this current report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between Fold and FTAC Emerald. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts regarding Fold’s business, net proceeds from the proposed transaction, potential benefits of the proposed transaction and the potential success of Fold’s market and growth strategies, and expectations related to the terms and timing of the proposed transaction. These statements are based on various assumptions and on the current expectations of FTAC Emerald and Fold’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FTAC Emerald and Fold. These forward-looking statements are subject to a number of risks and uncertainties, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the risk that the proposed transaction may not be completed by FTAC Emerald 's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by FTAC Emerald; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by the stockholders of FTAC Emerald and the receipt of certain governmental and regulatory approvals; (iv) the failure to realize the anticipated benefits of the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on Fold’s business relationships, performance, and business generally; (vi) the outcome of any legal proceedings that may be instituted against FTAC Emerald or Fold related to the business combination agreement or the proposed transaction; (vii) the ability to maintain the listing of FTAC Emerald’s securities on the NASDAQ; (viii) the ability to address the market opportunity for Fold’s products and services; (ix) the risk that the proposed transaction may not generate the expected net proceeds for the combined company; (x) the ability to implement business plans and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (xii) the risk of downturns, new entrants and a changing regulatory landscape in the highly competitive industry in which Fold operates; and (xiii) those factors discussed in FTAC Emerald’s filings with the SEC under the headings “Risk Factors,” and other documents of FTAC Emerald filed, or to be filed, with the SEC. If any of these risks materialize or Fold’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FTAC Emerald nor Fold presently know or that FTAC Emerald and Fold currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FTAC Emerald’s and Fold’s expectations, plans or forecasts of future events and views as of the date of this report. While FTAC Emerald and Fold may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing FTAC Emerald’s and Fold’s assessments as of any date subsequent to the date of this press report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Promissory Note dated October 31, 2024 made by FTAC Emerald Acquisition Corp. to the order of Frontier SPV, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2024	FTAC EMERALD ACQUISITION CORP.

	By:	/s/ Bracebridge H. Young, Jr.
	Name:	Bracebridge H. Young, Jr.
	Title:	President and Chief Executive Officer

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